UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) June 6, 2006 (June 2, 2006)

Cendant Corporation
(Exact name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation) 9 West 57th Street New York, NY (Address of principal executive office)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number) 10019 (Zip Code)

Registrant's telephone number, including area code (212) 413-1800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 2, 2006 our Cendant Rental Car Funding (AESOP) LLC subsidiary (the “Issuer”) entered into a conduit facility pursuant to which it issued its secured Series 2006-2 Variable Funding Rental Car Asset Backed Notes (the “Series 2006-2 Notes”) in an aggregate principal amount not to exceed $600,000,000 under the Series 2006-2 Supplement (the “Indenture Supplement”), dated as of June 2, 2006 among the Issuer, Avis Budget Car Rental, LLC, as administrator, Barclays Bank PLC, as administrative agent, as funding agent and as APA bank, Stratford Receivables Company, LLC, as a commercial paper conduit purchaser, and The Bank of New York, as trustee and as Series 2006-2 Agent, to the Second Amended and Restated Base Indenture (the “Base Indenture”), dated June 3, 2004, between the Issuer and The Bank of New York, as trustee, as amended by Supplemental Indenture No. 1 thereto, dated as of December 23, 2005, between the Issuer and The Bank of New York, as trustee. This facility is available on a revolving basis.

The Series 2006-2 Notes are secured under the Base Indenture primarily by vehicles, the majority of which are subject to manufacturer repurchase obligations and other related assets. In addition, the payment of interest on, and principal of, the Series 2006-2 Notes are insured by a financial guaranty insurance policy issued by XL Capital Assurance Inc. The Series 2006-2 Notes bear interest at variable rates. The commitment to lend under this facility is expected to terminate on June 1, 2007 and the commitment of the commercial paper conduits to lend under this facility is conditioned upon each conduit's ability to issue commercial paper. A copy of the Indenture Supplement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The purchaser of the Series 2006-2 Notes, the administrative agent and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1
Series 2006-2 Supplement, dated as of June 2, 2006, among Cendant Rental Car Funding (AESOP) LLC, as issuer, Avis Budget Car Rental, LLC, as administrator, Barclays Bank PLC, as administrative agent, funding agent and APA bank, Stratford Receivables Company, LLC, as a CP conduit purchaser and The Bank of New York, as trustee and Series 2006-2 Agent to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 between Cendant Rental Car Funding (AESOP) LLC, as issuer and The Bank of New York, as trustee, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: June 6, 2006

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated June 6, 2006 (June 2, 2006)

EXHIBIT INDEX

Exhibit No.	Description

10.1
Series 2006-2 Supplement, dated as of June 2, 2006, among Cendant Rental Car Funding (AESOP) LLC, as issuer, Avis Budget Car Rental, LLC, as administrator, Barclays Bank PLC, as administrative agent, funding agent and APA bank, Stratford Receivables Company, LLC, as a CP conduit purchaser and The Bank of New York, as trustee and Series 2006-2 Agent to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 between Cendant Rental Car Funding (AESOP) LLC, as issuer and The Bank of New York, as trustee, as amended.